Prospectus and Statement of
Additional Information Supplement

May 28, 2025

Morgan Stanley ETF Trust

Supplement dated May 28, 2025 to the Morgan Stanley ETF Trust Prospectus and Statement of Additional Information dated May 28, 2025

Eaton Vance Mortgage Opportunities ETF (the "Fund")

The Fund is not currently offered for sale or available for purchase by investors.

Please retain this supplement for future reference.

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